UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 26, 2007

CONSTELLATION BRANDS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-08495	16-0716709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

370 Woodcliff Drive, Suite 300, Fairport, NY  14450
  (Address of Principal Executive Offices)            (Zip Code)

Registrant’s telephone number, including area code	(585) 218-3600

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02.	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

(e)  Compensatory Arrangements of Certain Officers.

Adoption of the Constellation Brands, Inc. Long-Term Stock Incentive Plan as amended and restated July 26, 2007

At a meeting held on July 26, 2007, the stockholders of Constellation Brands, Inc. (the “Company”) approved an amendment and restatement of the Constellation Brands, Inc. Long-Term Stock Incentive Plan (the “Long-Term Stock Incentive Plan”).  The Long-Term Stock Incentive Plan, as amended and restated, has been adopted by the Company and is effective as of July 26, 2007.  The amendment and restatement of the Long-Term Stock Incentive Plan effected the following modifications to the Company’s Long-Term Stock Incentive Plan:

•	an increase of the number of shares of the Company’s Class A Common Stock available for awards under the Long-Term Stock Incentive Plan to 94,000,000 shares;
•
a revision of the maximum number of shares which may be subject to awards under the Long-Term Stock Incentive Plan granted in any fiscal year to any “Participant” (as that term is defined in Annex A of the Long-Term Stock Incentive Plan) to one percent of the diluted shares of the Company’s Class A Common Stock outstanding on February 28, 2007 (2,582,378 shares), subject to adjustment in the future to prevent dilution or enlargement in the event of any stock dividend, stock split, reorganization or other event affecting the Class A Common Stock;

•
an increase of the maximum aggregate fair market value of any restricted stock award and the maximum aggregate fair market value of any “Other Stock-Based Award” (as that term is defined in Annex A of the Long-Term Stock Incentive Plan) that may be granted to any “Covered Employee” (as that term is defined in Annex A of the Long-Term Stock Incentive Plan) in any fiscal year to $5,000,000 each;

•
an expansion of the list of permissible “Performance Criteria” (as that term is defined in Annex A of the Long-Term Stock Incentive Plan) by expanding the list of performance measures that may be used when making awards under the Long-Term Stock Incentive Plan; and

•	certain other technical amendments to the provisions of, and definitions used in, the Long-Term Stock Incentive Plan.

A description of the Long-Term Stock Incentive Plan, as amended and restated, is included in the Company’s definitive proxy statement dated June 18, 2007 and filed with the Securities and Exchange Commission on June 22, 2007.  A copy of the Long-Term Stock

Incentive Plan, as approved by stockholders and adopted by the Company, is filed as Exhibit 99.1 hereto and incorporated herein by reference.  The form of Terms and Conditions Memorandum provided to employees (including Executive Officers) and to non-management directors who receive options pursuant to the Long-Term Stock Incentive Plan are filed as Exhibits 99.2 and 99.3 hereto and incorporated herein by reference.

Adoption of the Constellation Brands, Inc. Annual Management Incentive Plan as amended and restated July 26, 2007

As more fully described in the Company’s Current Report on Form 8-K dated April 27, 2007, filed May 2, 2007, and incorporated herein by reference, on April 27, 2007, the Human Resources Committee (the “Human Resources Committee”) of the Company’s Board of Directors (the “Board”) approved, subject to stockholder approval, Amendment Number 3 to the Company’s Annual Management Incentive Plan and an amendment and restatement of the Company’s Annual Management Incentive Plan (the “Annual Management Incentive Plan”) which incorporated all prior amendments to the Annual Management Incentive Plan, including Amendment Number 3.  No additional substantive amendments to the Annual Management Incentive Plan were effected by the amendment and restatement.  At a meeting held on July 26, 2007, the Company’s stockholders approved the amendment and restatement of the Constellation Brands, Inc. Annual Management Incentive Plan.  In doing so, the Company’s stockholders (i) approved the amendments effected by Amendment Number 3 that are incorporated into the amendment and restatement and (ii) approved the Annual Management Incentive Plan.  The Annual Management Incentive Plan, as amended and restated, has been adopted by the Company and is effective as of July 26, 2007.

A description of the Annual Management Incentive Plan, as amended and restated, is included in the Company’s definitive proxy statement dated June 18, 2007 and filed with the Securities and Exchange Commission on June 22, 2007.  A copy of the Annual Management Incentive Plan, as approved by stockholders and adopted by the Company, is filed as Exhibit 99.4 hereto and incorporated herein by reference.

Stock Option Awards

At a meeting held on July 26, 2007, following adoption by the Company of the Long-Term Stock Incentive Plan as amended and restated, the Human Resources Committee granted to Richard Sands and to Robert Sands options to purchase shares of the Company’s Class A Common Stock under the Company’s Long-Term Stock Incentive Plan.  The following table sets forth information regarding these grants:

Name	Number Of Stock Options (1)	Exercise Price Per Share (2)
Richard Sands	70,483	$ 22.08
Robert Sands	4,384	$ 22.08

______________________________
(1)  Each of the options granted has a 10-year term, subject to earlier termination upon the occurrence of certain events related to termination of employment.  One-fourth of the options become exercisable on each of the following anniversary dates: July 26, 2008, July 26, 2009, July 26, 2010 and July 26, 2011 provided that the option holder remains employed on that date.  Under the terms of the Long-Term Stock Incentive Plan, options become fully exercisable immediately in the event of a change in control.

(2)  The exercise price is equal to the closing price of the Class A Common Stock on the New York Stock Exchange on July 26, 2007.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Shell company transactions.

Not applicable.

(d)	Exhibits.

The following exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit No.	Description
99.1	Constellation Brands, Inc. Long-Term Stock Incentive Plan, amended and restated as of July 26, 2007.
99.2	Form of Terms and Conditions Memorandum for Employees with respect to the Constellation Brands, Inc. Long-Term Stock Incentive Plan.
99.3	Form of Terms and Conditions Memorandum for Directors with respect to the Constellation Brands, Inc. Long-Term Stock Incentive Plan.
99.4	Constellation Brands, Inc. Annual Management Incentive Plan, amended and restated as of July 26, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 30, 2007	CONSTELLATION BRANDS, INC.

By: /s/ Robert Ryder
Robert Ryder
Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.                                  Description

(1)	UNDERWRITING AGREEMENT
Not Applicable.

(2)	PLAN OF ACQUISITION, REORGANIZATION, ARRANGEMENT, LIQUIDATION OR SUCCESSION
Not Applicable.

(3)	ARTICLES OF INCORPORATION AND BYLAWS
Not Applicable.

(4)	INSTRUMENTS DEFINING THE RIGHTS OF SECURITY HOLDERS, INCLUDING INDENTURES
Not Applicable.

(7)	CORRESPONDENCE FROM AN INDEPENDENT ACCOUNTANT REGARDING NON-RELIANCE ON A PREVIOUSLY ISSUED AUDIT REPORT OR COMPLETED INTERIM REVIEW
Not Applicable.

(14)	CODE OF ETHICS
Not Applicable.

(16)	LETTER RE CHANGE IN CERTIFYING ACCOUNTANT
Not Applicable.

(17)	CORRESPONDENCE ON DEPARTURE OF DIRECTOR
Not Applicable.

(20)	OTHER DOCUMENTS OR STATEMENTS TO SECURITY HOLDERS
Not Applicable.

(23)	CONSENTS OF EXPERTS AND COUNSEL
Not Applicable.

(24)	POWER OF ATTORNEY
Not Applicable.

(99)	ADDITIONAL EXHIBITS
(99.1)	Constellation Brands, Inc. Long-Term Stock Incentive Plan, amended and restated as of July 26, 2007.
(99.2)	Form of Terms and Conditions Memorandum for Employees with respect to the Constellation Brands, Inc. Long-Term Stock Incentive Plan.
(99.3)	Form of Terms and Conditions Memorandum for Directors with respect to the Constellation Brands, Inc. Long-Term Stock Incentive Plan.
(99.4)	Constellation Brands, Inc. Annual Management Incentive Plan, amended and restated as of July 26, 2007.

(100)	XBRL-RELATED DOCUMENTS
Not Applicable.